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                                                                    EXHIBIT 23.1

        CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-87051) and Form S-8 (File No. 333-84643) of Sourcinglink.net, Inc. of our report dated May 15, 2001 relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-KSB.



San Diego, California
May 15, 2001